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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K / A

                                 AMENDMENT NO. 1
                           (AMENDING ITEMS 2, 5 AND 7)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported) October 30, 2001

                                    ---------


                               SONIC FOUNDRY, INC.

                                    ---------
             (Exact name of registrant as specified in its charter)


             MARYLAND                     1-14007              39-1783372
   -------------------------------      -----------        ------------------
   (State or other jurisdiction of      (Commission         (I.R.S. Employer
   incorporation or organization)       File Number)       Identification No.)



                     1617 Sherman Avenue, Madison, WI 53704
                          -----------------------------
                    (Address of principal executive offices)


                                 (608) 256-3133
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                           (Issuer's telephone number)

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This Amendment No. 1 hereby amends Items 2, 5 and 7 of the Current Report on
Form 8-K filed on October 30, 2001 by Sonic Foundry, Inc. ("Sonic Foundry") relating to the acquisition of MediaSite Inc. ("MediaSite").


Item 2.  Acquisition or Disposition of Assets

Sonic Foundry has determined the acquisition described herein (the "Acquisition") does not involve a "significant" amount of assets and thus such Acquisition should not be disclosed under Item 2 of Form 8-K.


Item 5.  Other Events and Regulation FD Disclosure

On October 15, 2001, Sonic Foundry Systems Group, Inc. (formally known as MediaSite Acquisition, Inc.) ("SFSG"), a Maryland corporation and a wholly owned subsidiary of Sonic purchased substantially all of the assets and assumed certain liabilities of MediaSite pursuant to an Asset Purchase Agreement and Plan of Asset Transfer and Reorganization (the "Purchase Agreement") dated September 6, 2001 by and among Sonic, SFSG and MediaSite.

Pursuant to the Purchase Agreement, the following consideration was paid: (a) 3,780,000 shares of Sonic's common stock; and (b) assumption of certain scheduled liabilities of MediaSite. Of the shares issued, 3,420,000 shares were issued at closing, and an additional 360,000 shares were issued shortly after closing, in exchange for MediaSite securing total reductions of approximately $430,000 on approximately $800,000 in accounts payables. The total approximate amount of trade accounts payable that SFSG is assuming under the Purchase Agreement is approximately $1,550,000, as well as approximately $696,000 of amounts owed certain of the former shareholders of MediaSite. Sonic intends to continue to operate MediaSite's business within SFSG, as a separate subsidiary from Sonic and does not intend to integrate its assets into the assets of Sonic.

Sonic has agreed to register for resale under the Securities Act of 1933, as amended, the shares of its common stock issued in the Acquisition. The registration will apply to the resale of the shares by the shareholders of MediaSite, though certain key shareholders agreed to additional resale restrictions pursuant to a Stock Restriction and Registration Agreement. Sonic plans to file the registration statement within 60 days after the Closing Date.

The Acquisition has been accounted for as a purchase. Results of operations for MediaSite will be included in Sonic's consolidated operating results beginning October 1, 2001.

SFSG offers automated rich media publishing, management, and access solutions. The MediaSite technology acquired by SFSG comes from a Carnegie Mellon University research effort funded by leading government agencies and private corporations. SFSG provides proven technology for the indexing, searching and retrieving of digital media.

The description of the Purchase Agreement herein, which is incorporated herein by reference as an Exhibit to this Form 8-K, does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.

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Item 7. Financial Statements

(a). Financial Statements Of Business Acquired.

Sonic Foundry has determined the acquisition described herein does not involve a "significant" amount of assets and thus such Acquisition should not be disclosed under Item 7 of Form 8-K.

(b). Pro Forma Financial Information.

Sonic Foundry has determined the acquisition described herein does not involve a "significant" amount of assets and thus such Acquisition should not be disclosed under Item 7 of Form 8-K.



EXHIBIT LIST

NUMBER                           DESCRIPTION
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2.1*    Asset Purchase Agreement and Plan of Asset Transfer and Reorganization
        dated September 6, 2001 by and among Sonic Foundry, Inc., Sonic Foundry Systems Group, Inc. (formally known as MediaSite Acquisition, Inc.), and MediaSite, Inc.

99.1* Press Release dated October 17, 2001 regarding closing of MediaSite, Inc. acquisition.

99.2* Press Release dated September 7, 2001 regarding signing of letter of intent to acquire MediaSite, Inc.

        *previously filed

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Sonic Foundry, Inc.
 -------------------
(Registrant)


December 17, 2001                       By:  /s/ Kenneth A. Minor
                                             --------------------
                                             Kenneth A. Minor

                                               CHIEF FINANCIAL OFFICER